Exhibit 3.5

CHARTER

BY THE SECRETARY OF STATE

The State of South Carolina

EXECUTIVE DEPARTMENT

WHEREAS, [ILLEGIBLE]

did on the 20th day of June A.D., 1916, file with the Secretary of State a written

Declaration, signed by themselves, setting forth:

FIRST: The names and residences of the said petitioners to be as above given.

SECOND: The name of the proposed corporation be that of

Tomlinson Engineering Company Columbia S.C.

THIRD: The principal place of business of the corporation will be

FOURTH: The general of the corporation, and the nature of business it proposes to do.

To conduct a general civil engineering and contrasting business; to issue bonds notes or other evidences of indebtedness and to secure by the liens on the corporate property; to make contracts and to turn to account contracts already made of every kind; to acquire, hold mortgage, lease transfer and convey real and personal property of all kinds and wherever located and to do all things necessary to carry out the ends and promote the interests of an engineering and contracting company.

and wherever located and to do all things necessary to carry out the ends and promote the interests of an engineering and contracting company.

STATE OF SOUTH CAROLINA

EXECUTIVE DEPARTMENT

Pursuant to law, The Capital Stock of the within

Corporation has been this day decreased to

the sum of $4,000.00 Dollars

Four Thousand Dollars

Gl on under my hand and the seal of the

State at Columbia, the 26th

day of March A.D. 1955

O. Frank Thornton

Secretary of State

FIFTH: The amount of the capital stock to be Ten Thousand (10,000) Dollars, and the number of shares into which the same is to be divided to be One Hundred (100) of the par value of One Hundred (100) Dollars each.

SIXTH: The capital stock to be payable as set forth in the Declaration and Petition.

AND WHEREAS, On 20th day of June A.D. 1916, the date above named, petitioners were commissioned by me a Board of Corporators;

AND WHEREAS, The said Board of Corporators, on the 15th day of July 1916, did file with the Secretary of State their return in writing, over their signatures, certifying, among other things, that pursuant to published notice as required in the commission of the said Corporators, the books of subscription to the capital stock of the aforesaid Company were duly opened, and that thereupon fifty per centum of the capital stock was subscribed by bona fide stockholders. That thereupon a meeting of stockholders was called, and the aforesaid Company was duly organized by the election of a Board of Directors, and other necessary officers. That, furthermore, they have complied with all the requirements of the Code of Laws of the State of South Carolina, of 1912, and all Acts or parts of Acts amendatory thereto;

NOW, THEREFORE, I, R. M. McCOWN, Secretary of State, by virtue of the authority in me vested by the aforesaid Code and Acts amendatory thereto, do hereby certify that the said Company has been fully organized according to the laws of South Carolina, under the name and for the purposes indicated in their written declaration, and that they are fully authorized to commence business under their charter, and I do hereby direct that this certificate be recorded in the office of the Register of Meane Conveyance in each county where such Corporation shall have a business office.

Seal

GIVEN under my hand and the seal of the State, at Columbia, this 15th day of July in the year of our Lord one thousand nine hundred and 16 and in the one hundred and thirty [ILLEGIBLE] year of the Independence of the United States of America.

[ILLEGIBLE] Secretary of State

51

THE STATE OF SOUTH CAROLINA

EXECUTIVE DEPARTMENT

By the Secretary of State

Whereas, B.P. BARBER, JOSEPH KEELS, L.A. EMERSON and E.E. EDWARDS,

TOMLINSON ENGINEERING COMPANY (Columbia, S.C.) a majority of the Board of Directors of a corporation created under and pursuant to the laws of South Carolina, by certificate issued by the Secretary of State on the 15th day of July, A. D. 1916,

HAVE CERTIFIED, over their signatures, Resolutions authorizing in behalf of the aforesaid Corporation to change the name of the corporation to:

BARBER, KEELS & ASSOCIATES, INC.

(authorized and set forth in the certificate aforesaid), which Resolutions were adopted pursuant to law, at a meeting of the stockholders of the aforesaid Corporation, of which thirty days’ notice was given, which notice stated the purpose of the aforesaid meeting, and further, that said Resolutions were adopted by a majority vote, and that in all respects there has been complied with the provisions of Section 7741 Code of Laws of South Carolina, 1942, and all amendments thereto.

NOW, THEREFORE. I, W.P. Blackwell Secretary of State, by virtue of the authority in me vested by Chapter 153, of the Code of Laws of South Carolina, 1942, and amendments thereto, and all Acts or parts of Acts me thereto enabling, do hereby certify that the requirements of law for said amendment have been complied with, and for good and sufficient reasons to me appearing, do hereby certify that the charter of the aforesaid Company has been so amended.

GIVEN under my hand and the seal of the State at Columbia, this 1st day of April, in the year of our Lord One Thousand nine hundred and 48 and in the one hundred and seventy-second year of the Independence of the United States of America.

W. P. BLACKWELL,
Secretary of State.

117

THE STATE OF SOUTH CAROLINA

EXECUTIVE DEPARTMENT

By the Secretary of State

Whereas, B. P. Barber, Joseph Keels, L. A. Emerson

BARBER, KEELS & ASSOCIATES, INC. a majority of the Board of Directors of a corporation created under and pursuant to the laws of South Carolina, by certificate issued by the Secretary of State on the      day of         , A.D. 1916.

HAVE CERTIFIED, over their signatures, Resolutions authorizing in behalf of the aforesaid Corporation amend charter by changing name to

B. P. BARBER & ASSOCIATES, INC.

(authorized and set forth in the certificate aforesaid), which Resolutions were adopted pursuant to law, at a meeting of the stockholders of the aforesaid Corporation, of which thirty days’ notice was given, which notice stated the purpose of the aforesaid meeting, and further, that said Resolutions were adopted by a majority vote, and that in all respects there has been complied with the provisions of Title 12, Chapter 7, Article 1, Code of Laws of South Carolina, 1952, and all amendments thereto.

NOW, THEREFORE, I,                                          Secretary of State, by virtue of the authority in me vested by Chapter aforesaid, of the Code of Laws of South Carolina, 1952, and amendments thereto, do hereby certify that the requirements of law for said amendment have been complied with, and for good and sufficient reasons to me appearing, do hereby certify that the charter of the aforesaid Company has been so amended.

GIVEN under my hand and the seal of the State at Columbia, this 6th day of January, in the year of our Lord One Thousand nine hundred and 55 and in the one hundred and 79th year of the Independence of the United States of America.

O. FRANK THORNTON,
Secretary of State.

126

THE STATE OF SOUTH CAROLINA

EXECUTIVE DEPARTMENT

By the Secretary of State

Whereas, B. P. Barber, L. A. Emerson and E. E. Edwards

B. P. BARBER & ASSOCIATES, INC. (Columbia, S. C.) a majority of the Board of Directors of a corporation created under and pursuant to the laws of South Carolina, by certificate issued by the Secretary of State on the 20th. day of June A. D. 1916

HAVE CERTIFIED over their signatures, Resolutions authorizing in behalf of the aforesaid Corporation an decreased of the Capital Stock (authorized and set forth in the certificate aforesaid) to the sum of FOUR THOUSAND ($4,000.00) — Dollars; which Resolutions were adopted pursuant to law, at a meeting of the stockholders of the aforesaid Corporation, of which published notice was given once a week for four successive weeks, which notice stated the purpose of the aforesaid meeting; and further, that said Resolutions were adopted by a two-thirds vote, and that in all respects there has been complied with the provisions of Title 12, Chapter 4, Article 7, Code of Laws of South Carolina, 1952, and all amendments thereto.

NOW, THEREFORE, I, O. Frank Thornton, Secretary of State, by virtue of the authority in me vested by Title 12, Chapter 4, Article 7 of the Code of Laws of South Carolina, 1952, and amendments thereto, have this day endorsed across the face of the aforesaid Certificate of Incorporation or original Charter, authority of increase, as aforesaid, and hereby certify that the requirements of law for decrease will have been complied with when this Certificate and the endorsement across the face of the original Charter aforesaid is lodged for record in the office of the Register of Mesne Conveyance or Clerk of Court in each County in which the said Corporation shall have a business office.

GIVEN under my hand and the seal of the State, at Columbia, this 26th. day of March in the Year of Our Lord one thousand nine hundred and Fifty-Five and in the one hundred and 79th. year of the Independence of the United States of America.

O. Frank Thornton
Secretary of State.

STATE OF SOUTH CAROLINA SECRETARY OF STATE RESTATED AND AMENDED ARTICLES OF INCORPORATION OF B. P. BARBER & ASSOCIATES, INC.

Pursuant to §33-10-107 of the 1976 South Carolina, as amended, the corporation hereby submits the following information:

1.	The name of the Corporation is B. P. Barber & Associates, Inc.

2.	If the name of the Corporation has ever been changed, all of its former names:

a)	Barber, Keels & Associates, Inc.
(name specified in original articles of incorporation)

b)	Tomlinson Engineering Company

c)

3.	The original articles of incorporation were filed on July 15, 1916.

4.	The registered office of the corporation is 2611 Forest Drive in the city of Columbia, South Carolina 29204-2379 and the registered agent at such address is G. Keith McLeod, Jr..

I hereby consent to the appointment as registered agent of the corporation.

5.	The corporation is authorized to issue shares of stock as follows. Complete a or b, whichever is applicable:

a.	[X]	If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 400.

99-043889CC

b.	[ ]	The corporation is authorized to issue more than one class of shares:

		Class of Shares	Authorized No. of Each Class

Any presently authorized shares of common stock outstanding immediately prior to the change in capital structure (82.25 issued shares, 100 authorized shares, $100.00 par value) shall be exchanged into 329 issued 400 authorized shares of common stock having $25.00 par value.

6.	The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2-101 and the applicable comments thereto; and §§35-2-105 and 35-2- 221 of the South Carolina Code):

a.	The corporation shall hereafter be a statutory close corporation, pursuant to Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.

b.	Section 33-18-250 of the South Carolina Statutory Close Supplement shall apply. Sections 33-18-110 through 33-18-130 of the Code of Laws of South Carolina, 1976, as amended to the date of the filing of the restated articles shall not apply, nor any optional provision.

c.	Shares of stock shall not have preemptive rights as set forth in Section 33-6-300 of the Code of Laws of South Carolina, 1976, or corresponding provisions of subsequent law.

d.	Cumulative Voting. In any election of directors of the Corporation, no shareholder shall have the right to cumulate his vote.

7.	Unless a delayed effective date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)):

CERTIFICATE

Accompanying the Restated

Articles of Incorporation

Check either A or B, whichever is applicable; and if B applies, complete the additional information requested:

A. [    ] The attached restated articles of incorporation do not contain any amendments to the corporation’s articles of incorporation and have been duly approved by the corporation’s board of directors as authorized by §33-10-107(a).

B. [X] The attached restated articles of incorporation contain one or more amendments to the corporation’s articles of incorporation. Pursuant to Section 33-10-107(d)(2), the following information concerning the amendment(s) is hereby submitted:

1.	On September 28, 1999, the corporation adopted the following amendments(s) to its articles of incorporation: (Type or Attach the Complete Text of Each Amendment): See attached.

2.	The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “not applicable” or “NA”).

3.	Complete either a or b, whichever is applicable.

a. [X]	Amendment(s) adopted by shareholder action.

At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the Meeting	Number of Undisputed* Shares Voted For/Against
Common Stock	82.25	82.25	82.25	82.25/0

b.	[ ]	The amendment(s) was duly adopted by the Incorporators or broad of directors without shareholder approval pursuant to §33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

DATE:	September 28, 1999	B. P. BARBER & ASSOCIATES, INC.

		By:	/s/ G. Keith McLeod, Jr.

(Signature)

G. Keith McLeod, Jr., President
(Type or Print Name and Office)

*NOTE:	Pursuant to Section 33-10-106(6)(I), the corporation can alternatively State the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

STATE OF SOUTH CAROLINA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA OR FOREIGN CORPORATION

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is B.P. Barber & Associates, Inc..

2.	The corporation is (complete either a or b, whichever is applicable):

a.	a domestic corporation incorporated in South Carolina on July 15, 1916; or

b.	a foreign corporation incorporated in on ,

State                              Date

and authorized to do business in South Carolina on                     .

Date

3.	The street address of the present registered office in South Carolina is 2611 Forest Drive

                                              Street Address

in the city of Columbia, South Carolina 29204-2379.

Zip Code

4.	If the current registered office is to be changed, the street address to which its registered office is to be changed is 101 Research Drive in the city of Columbia.

  Street Address

South Carolina 29203.

Zip Code

5.	The name of the present registered agent is G. Keith McLeod, Jr..

6.	If the current registered agent is to be changed, the name of the successor registered agent is .

*I hereby consent to the appointment as registered agent of the corporation:

Signature of New Registered Agent

7.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.	Unless a delayed date is specified, this will be effective upon acceptance for filing by the Secretary of State (Sea Section 22-1-230(b)) of the 1976 South Carolina Code of Laws, as amended .

B. P. Barber & Associates, Inc.
NAME OF CORPORATION

*	Pursuant to Sections 33-9-102(5) and 33-19-108(5) of the 1976 South Carolina Code of Laws, as amended, the written consent of the registered agent may by attached to this form.

Date	7/29/04	B.P. Barber & Associates, Inc.
Name of Corporation

/s/ G. Keith McLeod, Jr.

Signature

G. Keith McLeod, Jr., President
Type or Print Name and Title

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate or a conformed copy must be filed.

2.	Filing Fee (payable to the Secretary of State at the time of filing this document) -$10.00.

3.	Pursuant to Section 33-5-102(b) of the 1976 South Carolina Code of Laws, as amended, the registered agent can file this when the only change is the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent’s signature. “The corporation has been notified of this change.” In this case the filing fee is $2.00.

Return to:	Secretary of State PO Box 11350 Columbia, SC 29211

UOM-NOTICE OF CHG OF REG OFFICE OR AGT	FORM REVISED BY SOUTH CAROLINA SECRETARY OF STATE, MAY 1999

STATE OF SOUTH CAROLINA SECRETARY OF STATE RESTATED AND AMENDED ARTICLES OF INCORPORATION OF B. P. BARBER & ASSOCIATES, INC.

Pursuant to §33-10-107 of the 1976 South Carolina, as amended, the corporation hereby submits the following information:

1.	The name of the Corporation is B. P. Barber & Associates, Inc.

2.	If the name of the Corporation has ever been changed, all of its former names:

a)	Tomlinson Engineering Company
(name specified in original articles of incorporation)

b)	Barber, Keels & Associates, Inc.

3.	The original articles of Incorporation were filed on July 15, 1916.

4.	The registered office of the corporation is 101 Research Drive in the city of Columbia, South Carolina 29203 and the registered agent at such address is G. Keith McLeod, Jr..

I hereby consent to the appointment as registered agent of the corporation.

/s/ G. Keith McLeod

G. Keith McLeod, Jr.

5.	The corporation is authorized to issue shares of stock as follows. Complete a or b, whichever is applicable:

a.	[ ]	If the corporation is authorized to issue a single class of shares, the total number of shares authorized is .

b.	[X]	The corporation is authorized to issue more than one class of shares:

		Class of Shares	Authorized No. of Each Class

		Voting Common Shares	2,000 no par
		Nonvoting Common Shares	6,000 no par

1

B.P. Barber & Associates, Inc.
Name of Corporation

The relative rights, preferences, and limitations of the shares of each class, and each series within a class, are as follows:

Any presently authorized shares of common stock outstanding immediately prior to the change in capital structure (321 issued shares, 400 authorized shares, $25.00 par value) shall be exchanged into 1,605 issued, 2,000 authorized shares of common stock having no par value.

Except as otherwise provided by law, holders of Nonvoting Common shares shall not have any right to vote, for any purpose, on any matter whatsoever, and shall not be entitled to receive notice of any meetings of shareholders in which they are not entitled to vote. (The foregoing shall not affect the rights of holders of voting and nonvoting shares to vote their voting shares and to receive notices of meetings at which they are entitled to vote their voting shares.) Except as to voting rights, the relative rights, privileges, and limitations of the Voting Common shares and Non-Voting Common shares, including, but not limited to, the right to receive dividends and assets on liquidation, shall in all respects be identical, share for share.

6.	The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2-101 and the applicable comments thereto; and §§35- 2-105 and 35-2-221 of the South Carolina Code):

a.	The corporation shall hereafter be a statutory close corporation, pursuant to Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.

b.	Section 33-18-250 of the South Carolina Statutory Close Supplement shall apply. Sections 33-18-110 through 33-18-130 of the Code of Laws of South Carolina, 1976, as amended to the date of the filing of the restated articles shall not apply, nor any optional provision.

c.	Shares of stock shall not have preemptive rights as set forth in Section 33-6-300 of the Code of Laws of South Carolina, 1976, or corresponding provisions of subsequent law.

d.	Cumulative Voting. In any election of directors of the Corporation, no shareholder shall have the right to cumulate his vote.

7.	Unless a delayed effective date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)):

2

B.P. Barber & Associates, Inc.
Name of Corporation

CERTIFICATE

Accompanying the Restated

Articles of Incorporation

Check either A or B, whichever is applicable; and if B applies, complete the additional information requested:

A. [    ] The attached restated articles of incorporation do not contain any amendments to the corporation’s articles of incorporation and have been duly approved by the corporation’s board of directors as authorized by §33-10-107(a).

B. [X] The attached restated articles of incorporation contain one or more amendments to the corporation’s articles of incorporation. Pursuant to Section 33-10-107(d)(2), the following information concerning the amendment(s) is hereby submitted:

1.	On January 27, 2005, the corporation adopted the following amendment(s) to its articles of incorporation: (Type or Attach the Complete Text of Each Amendment):

1.	The Corporation’s authorized capital stock shall be increased from Four Hundred (400) shares of common stock with a par value of Twenty-Five ($25.00) Dollars per share to Two Thousand (2,000) shares of common stock with no par value. Each presently authorized shares outstanding immediately prior to such increase shall be split into Five (5) shares of common stock.

2.	The authorized capital stock shall also include 6,000 shares of non voting common stock with no par value.

3.	Except as otherwise provided by law, holders of Nonvoting Common shares shall not have any right to vote, for any purpose, on any matter whatsoever, and shall not be entitled to receive notice of any meetings of shareholders in which they are not entitled to vote. (The foregoing shall not affect the rights of holders of voting and nonvoting shares to vote their voting shares and to receive notices of meetings at which they are entitled to vote their voting shares.) Except as to voting rights, the relative rights, privileges, and limitations of the Voting Common shares and Non-Voting Common shares, including, but not limited to, the right to receive dividends and assets on liquidation, shall in all respects be identical, share for share.

3

B.P. Barber & Associates, Inc.
Name of Corporation

2.	The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “not applicable” or “NA”).

3.	Complete either a or b, whichever is applicable.

a. [X] Amendment(s) adopted by shareholder action.

At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the Meeting	Number of Undisputed* Shares Voted For/Against
Common Stock	321	321	321	321 For 0 Against

b.	[ ]	The amendment(s) was duly adopted by the Incorporators or broad of directors without shareholder approval pursuant to §33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

B. P. BARBER & ASSOCIATES, INC.

DATE:	1/27/05	By:	/s/ G. Keith McLeod, Jr.

(Signature)

G. Keith McLeod, Jr., President
(Type or Print Name and Office)

*NOTE:	Pursuant to Section 33-10-106(6)(I), the corporation can alternatively State the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

4

STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF AMENDMENT To The Articles of Incorporation of B. P. BARBER & ASSOCIATES, INC. (File This Form In Duplicate)

Pursuant to Authority of Section 12-19.6 the South Carolina Code of 1962 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the Corporation is B. P. BARBER & ASSOCIATES, INC.

2.	The Registered Office of the Corporation is 1516 Calhoun Street

                                                     (Street and No.)

in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is Harold J. Wrenn.

(Complete item 3 or 4 whichever is relevant)

3. a.	The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on April , 1977.

(Text of Amendment)

The number of shares of common stock which the Corporation is authorized to issue in increased from forty (40) shares to one hundred (100) shares of One Hundred Dollars ($100.00) par value per share to one hundred (100) shares of par value of One Hundred Dollars ($100.00) per share and the total authorized capital stock is increased from Four Thousand Dollars ($4,000.00) to Ten Thousand Dollars ($10,000.00).

b.	At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 40. The total of such shares entitled to vote and the vote of such shares was:

Total Number of Shares Entitled to vote	Number of Shares Voted
	For	Against

40	40	0

ARTICLES OF AMENDMENT (Continued)

c.	At the date of adoption of the Amendment the number of outstanding shares of each class entitled to vote as a class on the Amendment and the vote of such shares was (if inapplicable, insert “none”)

	Number of Shares	Number of Shares Voted
Class	Entitled to Vote	For	Against

NOT APPLICABLE

4. a.	Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator (s) on .

(Text of Amendment)

NOT APPLICABLE

b.	The number of withdrawals of subscribers, if such be the case is .

c.	The number of Incorporators are and the number voting for the Amendment was and the number voting against the Amendment was .

5.	The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable insert “no change”)

NO CHANGE

6.	The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert “no change”)

NO CHANGE

Date	October 6, 1977	B. P. BARBER & ASSOCIATES, INC.
(Name of Corporation)

[ILLEGIBLE]
Harold S. Wrenn, President

[ILLEGIBLE]
Note:	Any person signing this form shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed in accordance with Section (4.4) Act of 1962 (12-11.4). Supplement Code 1962.	Elmer H. Williamson, Jr., Secretary

STATE OF South Carolina	ss:
COUNTY OF Richland

The undersigned Harold S. Wrenn and Elmer H. Williamson, Jr. do hereby certify that they are the duly elected and acting President and Secretary respectively, of B. P. Barber & Associates, Inc. and are authorized to execute this document: that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

Dated at Columbia, S. C., this 6th day of October     , 1977.

[ILLEGIBLE]

[ILLEGIBLE]

SCHEDULE OF FEES

(Payable at time of filing application with Secretary of State)

Filing Fee	$5.00
Taxes	40.00

Total Fee	$45.00

Note:	If The Amendment effects an increase in capital stock, in lieu of the above, the filing fees will be as follows:

Fee for filing application	$5.03
In addition to the above, $ .40 for each $ 1,000.00 of the total increase in the aggregate value of authorized shares, but in no case less than	40.00
nor more than	1,000.00

STATE OF SOUTH CAROLINA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA OR FOREIGN CORPORATION

Pursuant to §§33-5-102 and 33-15-100 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is B.P. Barber & Associates, Inc.

2.	The corporation is (complete either a or b, whichever is applicable):

a.	a domestic corporation incorporated in South Carolina on July 15, 1916; or

b.	a foreign corporation incorporated in on , and

                                         (State)                  (Date)

authorized to do business in South Carolina on                     .

                                               (Date)

3.	The street address of the current registered office in South Carolina is 1418 Marion Street

                                                                                (Street & Number)

in the city of Columbia, South Carolina 29201.

                             (Zip Code)

4.	If the current registered office is to be changed, the street address to which its registered office is to be changed is 2611 Forest Drive in the city of Columbia South Carolina 29204

    (Street & Number)                                                             (Zip Code)

5.	The name of the present registered agent is B.P. Barber & Associates, Inc..

6.	If the current registered agent is to be changed, the name of the successor registered agent is James M. Longshore.

*	I hereby consent to the appointment as registered agent of the corporation:

The corporation has been notified of this change.

(signature of New Registered Agent)

7.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.	Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)): .

*	Pursuant to §§33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.	Dated this 1st day of March, 1990.

B.P. Barber & Associates, Inc.
(Name of Corporation)

By:	/s/ Hazel L. Elliott
Hazel L. Elliott

Secretary
(Type or Print Name and Title)

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate original or a conformed copy must be filed.

2.	Filing Fee (payable to the Secretary of State at the time of filing this document) — $10.00

3	Pursuant to § 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered in this situation, the following statement should be typed on the form above the registered agent’s signature: “The corporation has been notified of this change.”

Form Approved by South Carolina
Secretary of State 1/89

STATE OF SOUTH CAROLINA SECRETARY OF STATE RESTATED AND AMENDED ARTICLES OF INCORPORATION OF B. P. BARBER & ASSOCIATES, INC.

Pursuant to §33-10-107 of the 1976 South Carolina, as amended, the corporation hereby submits the following information:

1.	The name of the Corporation is B. P. Barber & Associates, Inc.

2.	If the name of the Corporation has ever been changed, all of its former names:

a)	Barber, Keels & Associates, Inc.
(name specified in original articles of incorporation)

b)	Tomlinson Engineering Company

c)

3.	The original articles of incorporation were filed on July 15, 1916.

4.	The registered office of the corporation is 2611 Forest Drive in the city of Columbia, South Carolina 29204-2379 and the registered agent at such address is G. Keith McLeod, Jr..

I hereby consent to the appointment as registered agent of the corporation.

5.	The corporation is authorized to issue shares of stock as follows. Complete a or b, whichever is applicable:

a.	[X]	If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 400.

99-043889CC

b.	[ ]	The corporation is authorized to issue more than one class of shares:

		Class of Shares	Authorized No. of Each Class

Any presently authorized shares of common stock outstanding immediately prior to the change in capital structure (82.25 issued shares, 100 authorized shares, $100.00 par value) shall be exchanged into 329 issued 400 authorized shares of common stock having $25.00 par value.

6.	The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2-101 and the applicable comments thereto; and §§35-2-105 and 35-2- 221 of the South Carolina Code):

a.	The corporation shall hereafter be a statutory close corporation, pursuant to Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.

b.	Section 33-18-250 of the South Carolina Statutory Close Supplement shall apply. Sections 33-18-110 through 33-18-130 of the Code of Laws of South Carolina, 1976, as amended to the date of the filing of the restated articles shall not apply, nor any optional provision.

c.	Shares of stock shall not have preemptive rights as set forth in Section 33-6-300 of the Code of Laws of South Carolina, 1976, or corresponding provisions of subsequent law.

d.	Cumulative Voting. In any election of directors of the Corporation, no shareholder shall have the right to cumulate his vote.

7.	Unless a delayed effective date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)):

CERTIFICATE

Accompanying the Restated

Articles of Incorporation

Check either A or B, whichever is applicable; and if B applies, complete the additional information requested:

A. [    ] The attached restated articles of incorporation do not contain any amendments to the corporation’s articles of incorporation and have been duly approved by the corporation’s board of directors as authorized by §33-10-107(a).

B. [X] The attached restated articles of incorporation contain one or more amendments to the corporation’s articles of incorporation. Pursuant to Section 33-10-107(d)(2), the following information concerning the amendment(s) is hereby submitted:

1.	On September 28, 1999, the corporation adopted the following amendments(s) to its articles of incorporation: (Type or Attach the Complete Text of Each Amendment): See attached.

2.	The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “not applicable” or “NA”).

3.	Complete either a or b, whichever is applicable.

a. [X]	Amendment(s) adopted by shareholder action.

At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the Meeting	Number of Undisputed* Shares Voted For/Against
Common Stock	82.25	82.25	82.25	82.25/0

b.	[ ]	The amendment(s) was duly adopted by the Incorporators or broad of directors without shareholder approval pursuant to §33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

DATE:	September 28, 1999	B. P. BARBER & ASSOCIATES, INC.

		By:	/s/ G. Keith McLeod, Jr.

(Signature)

G. Keith McLeod, Jr., President
(Type or Print Name and Office)

*NOTE:	Pursuant to Section 33-10-106(6)(I), the corporation can alternatively State the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

STATE OF SOUTH CAROLINA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA OR FOREIGN CORPORATION

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is B.P. Barber & Associates, Inc..

2.	The corporation is (complete either a or b, whichever is applicable):

a.	a domestic corporation incorporated in South Carolina on July 15, 1916; or

b.	a foreign corporation incorporated in on ,

State                              Date

and authorized to do business in South Carolina on                     .

Date

3.	The street address of the present registered office in South Carolina is 2611 Forest Drive

                                              Street Address

in the city of Columbia, South Carolina 29204-2379.

Zip Code

4.	If the current registered office is to be changed, the street address to which its registered office is to be changed is 101 Research Drive in the city of Columbia,

  Street Address

South Carolina 29203.

Zip Code

5.	The name of the present registered agent is G. Keith McLeod, Jr..

6.	If the current registered agent is to be changed, the name of the successor registered agent is .

*I hereby consent to the appointment as registered agent of the corporation:

Signature of New Registered Agent

7.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.	Unless a delayed date is specified, this will be effective upon acceptance for filing by the Secretary of State (See Section 22-1-230(b)) of the 1976 South Carolina Code of Laws, as amended .

B. P. Barber & Associates, Inc.
NAME OF CORPORATION

*	Pursuant to Sections 33-9-102(5) and 33-19-108(5) of the 1976 South Carolina Code of Laws, as amended, the written consent of the registered agent may by attached to this form.

Date	7/29/04	B.P. Barber & Associates, Inc.
Name of Corporation

/s/ G. Keith McLeod, Jr.

Signature

G. Keith McLeod, Jr., President
Type or Print Name and Title

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate or a conformed copy must be filed.

2.	Filing Fee (payable to the Secretary of State at the time of filing this document) -$10.00.

3.	Pursuant to Section 33-5-102(b) of the 1976 South Carolina Code of Laws, as amended, the registered agent can file this when the only change is the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent’s signature. “The corporation has been notified of this change.” In this case the filing fee is $2.00.

Return to:	Secretary of State PO Box 11350 Columbia, SC 29211

UOM-NOTICE OF CHG OF REG OFFICE OR AGT	FORM REVISED BY SOUTH CAROLINA SECRETARY OF STATE, MAY 1999

STATE OF SOUTH CAROLINA SECRETARY OF STATE RESTATED AND AMENDED ARTICLES OF INCORPORATION OF B. P. BARBER & ASSOCIATES, INC.

Pursuant to §33-10-107 of the 1976 South Carolina, as amended, the corporation hereby submits the following information:

1.	The name of the Corporation is B. P. Barber & Associates, Inc.

2.	If the name of the Corporation has ever been changed, all of its former names:

a)	Tomlinson Engineering Company
(name specified in original articles of incorporation)

b)	Barber, Keels & Associates, Inc.

3.	The original articles of incorporation were filed on July 15, 1916.

4.	The registered office of the corporation is 101 Research Drive in the city of Columbia, South Carolina 29203 and the registered agent at such address is G. Keith McLeod, Jr..

I hereby consent to the appointment as registered agent of the corporation.

/s/ G. Keith McLeod, Jr.

G. Keith McLeod, Jr.

5.	The corporation is authorized to issue shares of stock as follows. Complete a or b, whichever is applicable:

a.	[ ]	If the corporation is authorized to issue a single class of shares, the total number of shares authorized is .

b.	[X]	The corporation is authorized to issue more than one class of shares:

		Class of Shares	Authorized No. of Each Class

		Voting Common Shares	2,000 no par
		Nonvoting Common Shares	6,000 no par

1

B.P. Barber & Associates, Inc.
Name of Corporation

The relative rights, preferences, and limitations of the shares of each class, and each series within a class, are as follows:

Any presently authorized shares of common stock outstanding immediately prior to the change in capital structure (321 issued shares, 400 authorized shares, $25.00 par value) shall be exchanged into 1,605 issued, 2,000 authorized shares of common stock having no par value.

Except as otherwise provided by law, holders of Nonvoting Common shares shall not have any right to vote, for any purpose, on any matter whatsoever, and shall not be entitled to receive notice of any meetings of shareholders in which they are not entitled to vote. (The foregoing shall not affect the rights of holders of voting and nonvoting shares to vote their voting shares and to receive notices of meetings at which they are entitled to vote their voting shares.) Except as to voting rights, the relative rights, privileges, and limitations of the Voting Common shares and Non-Voting Common shares, including, but not limited to, the right to receive dividends and assets on liquidation, shall in all respects be identical, share for share.

6.	The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2-101 and the applicable comments thereto; and §§35-2-105 and 35-2-221 of the South Carolina Code):

a.	The corporation shall hereafter be a statutory close corporation, pursuant to Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.

b.	Section 33-18-250 of the South Carolina Statutory Close Supplement shall apply. Sections 33-18-110 through 33-18-130 of the Code of Laws of South Carolina, 1976, as amended to the date of the filing of the restated articles shall not apply, nor any optional provision.

c.	Shares of stock shall not have preemptive rights as set forth in Section 33-6-300 of the Code of Laws of South Carolina, 1976, or corresponding provisions of subsequent law.

d.	Cumulative Voting. In any election of directors of the Corporation, no shareholder shall have the right to cumulate his vote.

7.	Unless a delayed effective date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)):

2

B.P. Barber & Associates, Inc.
Name of Corporation

CERTIFICATE

Accompanying the Restated

Articles of Incorporation

Check either A or B, whichever is applicable; and if B applies, complete the additional information requested:

A. [    ] The attached restated articles of incorporation do not contain any amendments to the corporation’s articles of incorporation and have been duly approved by the corporation’s board of directors as authorized by §33-10-107(a).

B. [X] The attached restated articles of incorporation contain one or more amendments to the corporation’s articles of incorporation. Pursuant to Section 33-10-107(d)(2), the following information concerning the amendment(s) is hereby submitted:

1.	On January 27, 2005, the corporation adopted the following amendment(s) to its articles of incorporation: (Type or Attach the Complete Text of Each Amendment):

1.	The Corporation’s authorized capital stock shall be increased from Four Hundred (400) shares of common stock with a par value of Twenty-Five ($25.00) Dollars per share to Two Thousand (2,000) shares of common stock with no par value. Each presently authorized shares outstanding immediately prior to such increase shall be split into Five (5) shares of common stock.

2.	The authorized capital stock shall also include 6,000 shares of nonvoting common stock with no par value.

3.	Except as otherwise provided by law, holders of Nonvoting Common shares shall not have any right to vote, for any purpose, on any matter whatsoever, and shall not be entitled to receive notice of any meetings of shareholders in which they are not entitled to vote. (The foregoing shall not affect the rights of holders of voting and nonvoting shares to vote their voting shares and to receive notices of meetings at which they are entitled to vote their voting shares.) Except as to voting rights, the relative rights, privileges, and limitations of the Voting Common shares and Non-Voting Common shares, including, but not limited to, the right to receive dividends and assets on liquidation, shall in all respects be identical, share for share.

3

B.P. Barber & Associates, Inc.
Name of Corporation

2.	The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “not applicable” or “NA”).

3.	Complete either a or b, whichever is applicable.

a. [X] Amendment(s) adopted by shareholder action.

At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the Meeting	Number of Undisputed* Shares Voted For/Against
Common Stock	321	321	321	321 For 0 Against

b.	[ ]	The amendment(s) was duly adopted by the Incorporators or broad of directors without shareholder approval pursuant to §33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

B. P. BARBER & ASSOCIATES, INC.

DATE:	1/27/05	By:	/s/ G. Keith McLeod, Jr.

(Signature)

G. Keith McLeod, Jr., President
(Type or Print Name and Office)

*NOTE:	Pursuant to Section 33-10-106(6)(I), the corporation can alternatively State the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

4